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                                                                Exhibit 10.02(h)

            AGREEMENT TO DEFER PRINCIPAL PAYMENTS ON PROMISSORY NOTE
            --------------------------------------------------------


     WHEREAS, the Undersigned is the Payee of an Amended and Restated Non-Negotiable Promissory Note dated July 28, 1989 in the amount of $596,821.79 issued by Meridian National Corporation; and

     WHEREAS, the entire principal balance of said Note became due and payable on September 15,1995; and

     WHEREAS, pursuant to said Note, its Payee may convert the Note, in whole or in part, into shares of Common Stock of Meridian National Corporation; and

     WHEREAS, for due consideration the receipt of which is hereby acknowledged:

NOW THEREFORE, THE UNDERSIGNED AGREES, AS FOLLOWS:

     That Payee will not seek payment from Meridian National Corporation of the principal payments stipulated in the Note prior to March 1,1997.

Dated: May 21,1996, Toledo, Ohio


                              By: /s/ William D. Feniger
                                  --------------------------
                                      William D. Feniger


Acknowledged By:
MERIDIAN NATIONAL CORPORATION


By: /s/ James Rosino
    --------------------------